Fourth Quarter & Full Year 2019 Earnings Presentation January 30, 2020 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the fourth quarter and full year of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K to be filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements, statements about proposed investments, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as restructuring charges, the December 24, 2018 Clairton coke making facility fire, the Big River Steel option mark to market, the impact of the tax valuation allowance, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, restart and related costs associated with Granite City Works, and debt extinguishment and other related costs that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the adjustment items that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjustment items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Safety Performance Significantly Better than Industry Benchmarks Days Away from Work1 Benchmarks2: BLS - Iron & Steel: 0.70 AISI: 0.31 0.17 0.14 0.10 2017 2018 2019 Leadership Organizational Shared Employee Engagement Culture Responsibility 1 Days Away from Work is defined as number of days away cases x 200,000 / hours worked. 2 BLS – Iron & Steel 2018 data. AISI first 9 months of 2019 data. 4

Significant Actions Taken in 2019 to Support Strategy Execution ✓ Set all-time best safety records ✓ Strengthened customer relationships ✓ Announced significant investments in “best of both” technology ✓ Raised $1.1 billion to support nimble execution ✓ Reduced fixed costs ✓ Announced GHG1 emissions intensity reduction target ✓ De-risked our pension and OPEB obligations 1 Greenhouse Gas 5

FOURTH QUARTER & FULL YEAR UPDATE

Fourth Quarter 2019 Financial Highlights Reported Net Earnings (Loss) $ Millions Adjusted Net Earnings (Loss) $ Millions $592 $324 $54 $68 $81 $78 ($84) ($35) ($680) ($109) 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Adjusted Profit 16% 2% 2% (3%) (24%) Profit 9% 2% 2% (1%) (4%) Margin: Margin: Segment EBIT1 $ Millions Adjusted EBITDA2 $ Millions $398 $535 $142 $128 $285 $278 ($17) $144 ($158) $4 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Segment Adjusted EBIT 11% 4% 4% (1%) (6%) EBITDA 14% 8% 8% 5% 0% Margin1: Margin2: 1 Earnings before interest and income taxes 2 Earnings before interest, income taxes, depreciation and amortization Note: For reconciliation of non-GAAP amounts see Appendix. 7

Full Year 2019 Financial Highlights Reported Net Earnings (Loss) $ Millions Adjusted Net Earnings (Loss) $ Millions $1,115 $957 $387 $341 $15 ($440) ($642) ($1,642) ($262) ($250) FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Adjusted Profit (14%) (4%) 3% 8% (5%) Profit (2%) (2%) 3% 7% 0% Margin: Margin: Segment EBIT1 $ Millions Adjusted EBITDA2 $ Millions $1,239 $1,760 $647 $1,148 $95 $711 $474 ($33) $231 ($316) FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 Segment Adjusted EBIT (3%) 0% 5% 9% 1% EBITDA 2% 5% 9% 12% 5% Margin1: Margin2: 1 Earnings before interest and income taxes 2 Earnings before interest, income taxes, depreciation and amortization Note: For reconciliation of non-GAAP amounts see Appendix. 8

# Flat-rolled Segment

## Key Segment Statistics

| | 4Q 2018 | 1Q 2019 | 2Q 2019 | 3Q 2019 | 4Q 2019 | FY 2018 | FY 2019 |
|---|---|---|---|---|---|---|---|
| Shipments: in 000s, net tons | 2,733 | 2,725 | 2,804 | 2,654 | 2,517 | 10,510 | 10,700 |
| Production: in 000s, net tons | 3,334 | 3,075 | 2,984 | 2,783 | 2,567 | 11,893 | 11,409 |

### Adjusted EBITDA $ Millions



$426
$199
$244
$167
$42
$1,250
$652
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
FY 2018
FY 2019

| | 4Q 2018 | 1Q 2019 | 2Q 2019 | 3Q 2019 | 4Q 2019 | FY 2018 | FY 2019 |
|---|---|---|---|---|---|---|---|
| EBITDA Margin: | 16% | 8% | 9% | 7% | 2% | 13% | 7% |

### Average Selling Price $ / net ton



$823
$798
$779
$732
$699
$811
$753
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
FY 2018
FY 2019

### Select End – Market Indicators[1]

**Automotive**

2019 SAAR[2] of 16.97 million sales likely impacted by GM strike. A low 57 days inventory to begin 2020 has industry experts forecasting a higher build in 2020.

**Construction**

Residential construction a 13 year high in December. Put in place construction square footage up 22% in December year-over-year (y-o-y).

**Service Centers**

2019 MSCI carbon flat-rolled shipments declined 5% y-o-y. Inventories declined nearly 14% in 2019.
2.6 months supply currently - lowest to begin a year since 2014.

**2019 Contract vs. Spot Mix** 77% Contract; 23% Spot



1%
30%
5%
23%
19%
22%

Firm (30%)
Cost Based (5%)
Spot (23%)
Market Based Semi-Annual (1%)
Market Based Quarterly (19%)
Market Based Monthly (22%)

United States Steel Corporation

1 Source: Wards, Dodge, Dept. of Commerce, MSCI

2 SAAR = seasonally adjusted annual rate

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# U. S. Steel Europe Segment

## Key Segment Statistics

| | 4Q 2018 | 1Q 2019 | 2Q 2019 | 3Q 2019 | 4Q 2019 | FY 2018 | FY 2019 |
|---|---|---|---|---|---|---|---|
| Shipments: in 000s, net tons | 1,073 | 1,064 | 1,004 | 765 | 757 | 4,457 | 3,590 |
| Production: in 000s, net tons | 1,213 | 1,159 | 1,148 | 823 | 773 | 5,023 | 3,903 |

### Adjusted EBITDA $ Millions



$85
$52
$13
($23)
($7)
$446
$35
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
FY 2018
FY 2019

| | 4Q 2018 | 1Q 2019 | 2Q 2019 | 3Q 2019 | 4Q 2019 | FY 2018 | FY 2019 |
|---|---|---|---|---|---|---|---|
| EBITDA Margin: | 11% | 7% | 2% | (4%) | (1%) | 14% | 1% |

### Average Selling Price $ / net ton



$686
$670
$652
$656
$622
$693
$652
4Q 2018
1Q 2019
2Q 2019
3Q 2019
4Q 2019
FY 2018
FY 2019

### Select End – Market Indicators[1]

**Automotive**

EU car production decreased 4.7% y-o-y in 2019 to 17.6 million units; a 0.9% decrease y-o-y is projected for 2020. In the V4 region[2], 2019 car production totaled 3.58 million units, a 1.1% y-o-y increase; 2020 is projected to decline 0.7% y-o-y.

**Construction**

In 2019, the construction sector is expected to have grown by 2.3% y-o-y; 2020 is expected to grow 1.1% y-o-y.

**Service Center**

De-stocking continued through 4Q 2019. Activity has increased in early 1Q 2020 driven by price increase announcements.

### 2019 Contract vs. Spot Mix 63% Contract; 37% Spot



9%
7%
45%
37%
2%
Firm (45%)
Cost Based (2%)
Spot (37%)
Market Based Quarterly (7%)
Market Based Monthly (9%)

United States Steel Corporation

1 Source: Eurofer, USSK Marketing, IHS, Eurometal

2 Visegrad Group – Czech Republic, Hungary, Poland, and Slovakia

10

Tubular Segment Key Segment Statistics Select End – Market Indicators1 4Q 1Q 2Q 3Q 4Q FY FY Oil Prices 2018 2019 2019 2019 2019 2018 2019 West Texas Intermediate Oil Price at ~$53/barrel, down Shipments: 216 207 195 174 193 780 769 ~13% since the end of 2019. in 000s, net tons Imports Imports of OCTG remain high. During 4Q, import share of OCTG Adjusted EBITDA $ Millions apparent market demand is projected to be approximately 33%. $21 OCTG Inventory $8 $6 Overall, OCTG supply chain inventory is between 4 and 4.5 months. ($14) ($11) ($34) ($21) 2019 Contract vs. Spot Mix 36% Program; 64% Spot 4Q 1Q 2Q 3Q 4Q FY FY 2018 2019 2019 2019 2019 2018 2019 EBITDA Margin: 2% 6% 2% (5%) (13%) (1%) (2%) 36% Average Selling Price $ / net ton $1,488 $1,549 $1,524 $1,483 $1,450 $1,417 $1,298 64% 4Q 1Q 2Q 3Q 4Q FY FY 2018 2019 2019 2019 2019 2018 2019 Program (36%) Spot (64%) 1 Source: Bloomberg, US Department of Commerce, Preston Publishing 11

Reporting Big River Steel’s Financial Impact Where What ▪ Big River’s net income will be ▪ U. S. Steel’s 49.9% stake in Big reported in our: River’s net income ➢ “Other Businesses” EBITDA1 ▪ Our share of Big River’s net income (segment level) is booked on a one-month lag ➢ “Earnings from investees” ➢ 4Q 2019 only reflects November’s (income statement) financial results1 ➢ “Equity investee earnings, net of ▪ Big River’s 2020 estimated distributions received” depreciation and amortization2 : (cash flow statement) ~$150 million ▪ Big River’s 2020 estimated interest expense2 : ~$95 million 1 Investment began on October 31, 2019. Our portion of Big River Steel’s net income will be included in our EBITDA (i.e. inclusive of their depreciation, amortization, and interest expense.) 2 Depreciation and amortization and interest expense estimates represent Big River’s total enterprise, not a portion attributable to U. S. Steel’s 49.9% stake. 12

Fourth Quarter Segment EBITDA Bridges 4Q 2018 vs 4Q 2019 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. $426 Raw Materials: The favorable impact is primarily the result of $14 $44 lower costs for purchased scrap. $42 ($412) ($30) Maintenance & Outage: The unfavorable impact is primarily the 4Q Commercial Raw Maintenance Other 4Q result of investment related costs. 2018 Materials & Outage 2019 Other: The favorable impact is primarily the result of reduced U. S. Steel Europe $ Millions variable compensation and lower energy costs. Commercial: The unfavorable impact is primarily the result of lower $85 average realized prices and decreased volumes. $25 Raw Materials: The unfavorable impact is primarily the result of ($7) $12 higher costs for iron ore. ($99) ($30) Maintenance & Outage: The favorable impact is primarily the result of cost control measures and fewer planned outages. 4Q Commercial Raw Maintenance Other 4Q 2018 Materials & Outage 2019 Other: The favorable impact is primarily the result of a CO2 tax refund Tubular $ Millions and annual electricity cost compensation rebate. $8 Commercial: The unfavorable impact is primarily the result of lower $29 average realized prices. ($34) Raw Materials: The favorable impact is primarily the result of lower ($15) costs for rounds purchased from third-party suppliers and steel ($44) ($12) substrate for hot rolled bands from our Flat-rolled segment. 4Q Commercial Raw Maintenance Other 4Q Maintenance & Outage: The unfavorable impact is primarily the 2018 Materials & Outage 2019 result of investment related costs. Other: The unfavorable change is primarily the result of inventory changes and costs associated with execution of Tubular’s commercial and technology strategy. 13

Full Year Segment EBITDA Bridges Full Year 2018 vs Full Year 2019 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. $145 Raw Materials: The unfavorable impact is primarily the result of $1,250 ($570) ($65) higher costs for coal and purchased coke, partially offset by the ($108) $652 favorable impact from purchased scrap. Maintenance & Outage: The unfavorable impact is primarily the FY Commercial Raw Maintenance Other FY result of investment related costs. 2018 Materials & Outage 2019 Other: The favorable impact is primarily the result of reduced U. S. Steel Europe $ Millions variable compensation and lower energy costs. Commercial: The unfavorable impact is primarily the result of lower average realized prices and decreased volumes. $446 Raw Materials: The unfavorable impact is primarily the result of ($229) $8 higher costs for iron ore. ($116) $35 ($74) Maintenance & Outage: The favorable impact is primarily the FY Commercial Raw Maintenance Other FY result of cost control measures and fewer planned outages. 2018 Materials & Outage 2019 Other: The unfavorable impact is primarily the result of an unfavorable Tubular $ Millions change in the U.S. Dollar / Euro exchange rate. $82 Commercial: The unfavorable impact is primarily the result of lower average realized prices. ($11) ($31) ($21) Raw Materials: The favorable impact is primarily the result of lower ($29) costs for steel substrate for hot rolled bands from our Flat-Rolled ($32) segment and rounds purchased from third-party suppliers. FY Commercial Raw Maintenance Other FY Maintenance & Outage: The unfavorable impact is primarily the 2018 Materials & Outage 2019 result of investment related costs. Other: The unfavorable change is primarily the result of inventory changes and costs associated with continued execution of Tubular’s commercial and technology strategy. 14

Cash and Liquidity Cash from Operations $ Millions Cash and Cash Equivalents $ Millions $938 $1,515 $1,553 $826 $754 $682 $1,000 $755 $749 $360 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 Total Estimated Liquidity $ Millions Net Debt $ Millions $3,350 $2,892 $2,899 $2,830 $2,383 $2,375 $2,284 $1,516 $1,381 $1,150 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 15

STRATEGY EXECUTION UPDATE

Executing on Our Strategic Framework 6 To Be 1 As-Is ▪ The “best of both” ▪ Reshaped footprint integrated and mini mill 6 ▪ Transformed balance sheet business models To Be ▪ Executing technology and ▪ Improved competitiveness capability driven strategy and through cycle cash 5 1 flow Financial As-Is Strategy 5 Financial Strategy 2 Operating Improvements ▪ Financing Scenarios ▪ Safety & Environmental ▪ Step 2 – Call Option ▪ Move Down the Cost Curve (Big River Steel) 4 2 ▪ Win in Strategic Markets Portfolio Operating ▪ Move Up the Talent Curve Moves Improvements 3 4 Portfolio Moves 3 Strategic Projects ▪ Big River Steel Strategic ▪ XG3™ AHSS Projects ▪ Footprint Shaping ▪ EAF at Tubular ▪ Endless Casting and Rolling at Mon Valley ▪ Gary Hot Strip Mill ▪ Dynamo Line at USSK ▪ Sustainability 17

# Building on Our Strategic Progress in 2019

Timeline

| Date | Announcement | Category |
| --- | --- | --- |
| February 2019 | Tubular EAF Restart Announcement | Strategic Projects |
| May 2019 | Endless Casting & Rolling Announcement | Strategic Projects |
| October 2019 | Big River Steel Minority Acquisition | Portfolio Moves |
| October 2019 | Enhanced Operating Model | Operating Improvements |
| October 2019 | Key Financial Actions | Financial Strategy |
| December 2019 | Indefinite Idling of Great Lakes Announcement[1] | Portfolio Moves |

United States Steel Corporation

[1] Indefinitely Idle – iron and steelmaking: ~April 2020, hot strip mill: second half of 2020;
Continue Operating – pickle line, cold mill, sheet temper mill, continuous galvanizing line, annealing, warehouses

18

An Update on our #1 Strategic Priority Portfolio Moves … Big River Steel ✓ Record safety performance ✓ Working together on product development opportunities1 ✓ Phase II-A expansion progressing ahead of schedule and on budget ➢ First coil expected in 4Q 2020 Bringing together the “best of both” integrated and mini mill technologies 1 Pursuant to arms’ length agreement 19

Strategy Brings Together the To Be “Best of Both” ✓ World competitive positioning in strategic, high-margin end markets ✓ Unparalleled product platform to serve customers 1 ✓ Big River will unlock value across our entire footprint Transforms business to drive long term cash flow through industry cycles 1 Following U. S. Steel’s acquisition of the remaining 50.1% interest in Big River Steel within the next four years. 20

2020 OUTLOOK

Current 2020 Full Year Projections Flat-rolled Segment Estimated 3rd Party Shipment Volumes 10.0 million tons Operating U. S. Steel Europe Segment Estimated 3rd Party Shipment Volumes 3.2 million tons Metrics Tubular Segment Estimated Shipment Volumes 0.9 million tons Depreciation, Depletion, and Amortization1 $625 million Pension and Other Benefits Costs $112 million Income $139M in EBITDA; ($27M) in net interest & other financial costs Favorable change in Flat-rolled segment annual 10% reduction Statement fixed price metallurgical coal contracts per ton of coal vs. 2019 Favorable change in U. S. Steel Europe $35 million purchased CO2 credit costs vs. 2019 Capital Spending $875 million Cash Flow Pension and Other Benefits Cash Payments2 $133 million Statement Cash Interest Expense1 $200 million 1 Does not include Big River Steel. Our portion of Big River Steel’s net income will be included in our EBITDA (i.e. inclusive of their depreciation, amortization, and interest expense.) 2 Excluding voluntary pension contributions. 22

APPENDIX

Fourth Quarter Segment EBITDA Bridges 3Q 2019 vs 4Q 2019 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. $167 $21 Raw Materials: The favorable impact is primarily the result of ($12) reduced costs for purchased scrap. ($115) ($19) $42 Maintenance & Outage: The unfavorable impact is primarily the 3Q Commercial Raw Maintenance Other 4Q result of investment related costs. 2019 Materials & Outage 2019 Other: The unfavorable impact is primarily the result of higher U. S. Steel Europe $ Millions energy costs. $31 ($7) Commercial: The unfavorable impact is primarily the result of lower ($23) average realized prices. $11 Raw Materials: The favorable impact is primarily the result of $7 lower costs for iron ore. Maintenance & Outage: The favorable impact is primarily the ($33) result of cost control measures and fewer planned outages. 3Q Commercial Raw Maintenance Other 4Q 2019 Materials & Outage 2019 Other: The favorable impact is primarily the result of a CO2 tax Tubular $ Millions refund and annual electricity cost compensation rebate. ($14) Commercial: The unfavorable impact is primarily the result of lower average realized prices. ($34) $0 Raw Materials: No change. ($16) ($3) ($1) Maintenance & Outage: The unfavorable impact is primarily the 3Q Commercial Raw Maintenance Other 4Q result of investment related costs. 2019 Materials & Outage 2019 Other: The change is not material. 24

Total Corporation Adjusted EBITDA Bridges 4Q 2018 vs 4Q 2019 $ Millions 4Q 2018 vs 4Q 2019 $ Millions $535 $535 $44 $4 ($384) $13 $4 ($92) ($555) ($33) ($42) ($13) 4Q Commercial Raw Maintenance Other 4Q 4Q Flat- U. S. Steel Tubular Other 4Q 2018 Materials & Outage 2019 2018 rolled Europe 2019 3Q 2019 vs. 4Q 2019 $ Millions 3Q 2019 vs. 4Q 2019 $ Millions $144 $144 $16 $28 $4 $4 ($4) $0 ($125) ($20) ($164) ($11) 3Q Commercial Raw Maintenance Other 4Q 3Q Flat- U. S. Steel Tubular Other 4Q 2019 Materials & Outage 2019 2019 rolled Europe 2019 25

Total Corporation Adjusted EBITDA Bridges FY 2018 vs FY 2019 $ Millions FY 2018 vs FY 2019 $ Millions ($598) $1,760 ($831) $1,760 ($99) ($131) $12 ($411) ($10) ($30) $711 $711 FY Commercial Raw Maintenance Other FY FY Flat- U. S. Steel Tubular Other FY 2018 Materials & Outage 2019 2018 rolled Europe 2019 26

Reconciliation of Segment EBITDA Segment EBITDA – Flat-rolled 4Q 1Q 2Q 3Q 4Q FY FY ($ millions) 2018 2019 2019 2019 2019 2018 2019 Segment earnings before interest and income taxes $328 $95 $134 $46 ($79) $883 $196 Depreciation 98 104 110 121 121 367 456 Flat-rolled Segment EBITDA $426 $199 $244 $167 $42 $1,250 $652 Segment EBITDA – U. S. Steel Europe 4Q 1Q 2Q 3Q 4Q FY FY ($ millions) 2018 2019 2019 2019 2019 2018 2019 Segment earnings (loss) before interest and income taxes $62 $29 ($10) ($46) ($30) $359 ($57) Depreciation 23 23 23 23 23 87 92 U. S. Steel Europe Segment EBITDA $85 $52 $13 ($23) ($7) $446 $35 Segment EBITDA – Tubular 4Q 1Q 2Q 3Q 4Q FY FY ($ millions) 2018 2019 2019 2019 2019 2018 2019 Segment earnings (loss) before interest and income taxes ($3) $10 ($6) ($25) ($46) ($58) ($67) Depreciation 11 11 12 11 12 47 46 Tubular Segment EBITDA $8 $21 $6 ($14) ($34) ($11) ($21) 27

Reconciliation of Net Debt Net Debt YE YE YE YE YE ($ millions) 2015 2016 2017 2018 2019 Short-term debt and current maturities of long- $45 $50 $3 $65 $14 term debt Long-term debt, less unamortized discount and 3,093 2,981 2,700 2,316 3,627 debt issuance costs Total Debt $3,138 $3,031 $2,703 $2,381 $3,641 Less: Cash and cash equivalents 755 1,515 1,553 1,000 749 Net Debt $2,383 $1,516 $1,150 $1,381 $2,892 28

Reconciliation of Reported and Adjusted Net Earnings ($ millions) 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 FY 2018 FY 2019 Reported net earnings (loss) attributable to U. S. Steel $592 $54 $68 ($84) ($680) $1,115 ($642) December 24, 2018 Clairton coke making facility fire ─ 27 10 7 (3) ─ 41 Restructuring charges ─ ─ ─ 42 221 ─ 263 Big River Steel options mark to market ─ ─ ─ ─ 7 ─ 7 United Steelworkers labor agreement signing bonus and 88 ─ ─ ─ ─ 81 ─ related costs Tax valuation allowance (374) ─ ─ ─ 346 (374) 346 Gain on equity investee transactions (20) ─ ─ ─ ─ (38) ─ Loss on debt extinguishment and other related costs 21 ─ ─ ─ ─ 101 ─ Granite City Works restart costs 17 ─ ─ ─ ─ 80 ─ Granite City Works temporary idling charges ─ ─ ─ ─ ─ (8) ─ Adjusted net earnings (loss) attributable to U. S. Steel $324 $81 $78 ($35) ($109) $957 $15 29

Reconciliation of Adjusted EBITDA ($ millions) 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 FY 2018 FY 2019 Reported net earnings (loss) attributable to U. S. Steel $592 $54 $68 ($84) ($680) $1,115 ($642) Income tax (benefit) provision (339) 8 (7) (44) 233 (303) 190 Net interest and other financial costs 60 49 54 48 71 312 222 Reported earnings (loss) before interest and income taxes $313 $111 $115 ($80) (376) $1,124 ($230) Depreciation, depletion and amortization expense 137 143 150 161 162 521 616 EBITDA $450 $254 $265 $81 ($214) $1,645 $386 December 24, 2018 Clairton coke making facility fire ─ 31 13 9 (3) ─ 50 Restructuring Charges ─ ─ ─ 54 221 ─ 275 United Steelworkers labor agreement signing bonus and 88 ─ ─ ─ ─ 81 ─ related costs Gain on equity investee transactions (20) ─ ─ ─ ─ (38) ─ Granite City Works restart costs 17 ─ ─ ─ ─ 80 ─ Granite City Works temporary idling charges ─ ─ ─ ─ ─ (8) ─ Adjusted EBITDA $535 $285 $278 $144 $4 $1,760 $711 30

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com